The UBS Funds	Prospectus Supplement

The UBS Funds
UBS Dynamic Alpha Fund
Prospectus Supplement

March 28, 2013

Dear Investor,

The purpose of this supplement is to update the Prospectus of the UBS Dynamic Alpha Fund series (the “Fund”) of The UBS Funds dated October 29, 2012, as supplemented, as follows:

1.           Effective on April 30, 2013, the total return goal of the Fund will be changed from the Consumer Price Index plus 5.00% to the Citigroup 1-Month T-Bill Index plus 2% - 4%.

Therefore, the last paragraph under the heading “Principal strategies” and the sub-heading “Management process” on page 5 of the Prospectus and the sixth paragraph under the heading “More information about the funds—UBS Dynamic Alpha Fund” and the sub-heading “Principal investment strategies” on page 22 of the Prospectus are deleted in their entirety and replaced by the following:

In employing its investment strategies for the Fund, the Advisor attempts to achieve a total rate of return for the Fund that meets or exceeds the Citigroup 1-Month T-Bill Index plus 2% - 4% (net of management fees) over rolling five year time horizons. The Advisor does not represent or guarantee that the Fund will meet this total return goal.

2.           In connection with the change to the Fund’s total return goal, effective on April 30, 2013, one of the Fund’s secondary benchmark indices will be changed from the US Consumer Price Index (CPI) to the Citigroup 1-Month T-Bill Index.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-612